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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 25, 2000
                Date of Report (Date of earliest event reported)




                             MSX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  333-49821                  38-3323099
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)




                    275 REX BOULEVARD AUBURN HILLS, MICHIGAN
                    (Address of principal executive offices)

                                      48326
                                   (Zip Code)

                                 (248) 299-1000
              (Registrant's telephone number, including area code)





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ITEM 5.        OTHER EVENTS

     On February 25, 2000, a news release was issued to announce the 1999 fourth quarter and fiscal year to date consolidated earnings of MSX International, Inc.
(MSXI). The news release did not include certain financial statements, related footnotes or certain other financial information that will be filed with the Securities and Exchange Commission at a later date as part of MSXI's Annual Report on Form 10-K. The earnings release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS


(c)     Exhibits:

        99.1     Press Release dated February 25, 2000........................3




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  March 1, 2000


MSX INTERNATIONAL, INC.


By:      /s/Frederick K. Minturn
         ----------------------------
         Frederick K. Minturn
         Executive Vice President, Chief Financial Officer


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                                 EXHIBIT INDEX



     Exhibit No.                 Description
     -----------                 -----------

      EX - 99.1                 Press Release